Intangible Assets, Net - Schedule of Intangible Assets of Estimated Future Amortization Expenses (Details) - Dec. 31, 2025 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Schedule of Intangible Assets of Estimated Future Amortization Expenses [Abstract]
2026	¥ 5,414	$ 774
2027	5,414	774
2028	5,414	774
2029	5,414	774
2030 and thereafter	29,774	4,258
Total	¥ 51,430	$ 7,354